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                                                                    EXHIBIT 10.6

                                 FIRST AMENDMENT

     THIS FIRST AMENDMENT (this "FIRST AMENDMENT"), is made as of May 6, 1998, by and among THE LEARNING COMPANY FUNDING, INC., a Delaware corporation (the "SELLER"), LEXINGTON PARKER CAPITAL COMPANY, LLC, a Delaware limited liability company, as purchaser (the "PURCHASER"), FLEET NATIONAL BANK, a national banking association, as the agent (the "AGENT"), TLC MULTIMEDIA INC., a Minnesota corporation, as servicer ("TLC MULTIMEDIA" or "SERVICER"), and THE LEARNING COMPANY, INC., a Delaware corporation ("TLC").

                                   WITNESSETH:
                                   ----------

     WHEREAS, the Seller, the Purchaser, the Agent, the Servicer and TLC are parties to a certain Receivables Purchase Agreement, dated as of June 30, 1997, as amended (the "RECEIVABLES PURCHASE AGREEMENT"); and

     WHEREAS, the parties hereto wish to amend the Receivables Purchase Agreement pursuant to Section 9.2(b) thereof.

     NOW THEREFORE, in consideration of the mutual promises and agreements herein, the parties hereto agree as follows:

     1. Clauses (ii) and (iii) of Section 4.1(b) of the Receivables Purchase Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

          "(ii) JUDGMENT. The entry of any judgment or decree against the Seller, TLC or TLC Multimedia if the aggregate amount of all judgments and decrees then outstanding against the Seller, TLC or TLC Multimedia exceeds $10,000,000 (net of insurance proceeds)."

          "(iii) DEFAULTS. Copies of any written notice of a default or acceleration of any Indebtedness owed by Seller, TLC Multimedia or TLC in the amount of more than $20,000,000."

     2. Section 6.1(a) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) Servicer shall fail (i) to make or remit any payment or deposit required hereunder, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred


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          to in clause (i) of this paragraph (a)) and any such failure under clause (i) or clause (ii) shall remain unremedied for 20 days."

     3. Section 6.1(c) of the Receivables Purchase Agreement is amended and restated in its entirety as follows:

          "(c) [Intentionally Omitted.]"

     4. Clause (ii) of Section 6.1(d) of the Receivables Purchase Agreement is hereby amended by deleting the phrase "sixty (60)" appearing therein and inserting in lieu thereof the phrase "ninety (90)".

     5. Section 6.1(e) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

          "(c) The Seller's, TLC or TLC Multimedia's receipt of written notice that, with respect to Indebtedness of more than $20,000,000 in principal amount, any such party has failed to pay when due any amount payable under such Indebtedness, or failed to observe or perform any term, covenant or agreement evidencing or securing such Indebtedness, which if uncured or unwaived, permits the acceleration of such Indebtedness, or declaration of any default or event of default under any agreement relating to such Indebtedness; provided, however, a Servicer Default shall not be deemed to have occurred if such Indebtedness is the subject of a bona fide dispute and diligent efforts are being made to resolve such dispute."

     6. Section 6.2(e) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

          "(e) TLC, TLC Multimedia, Properties, Direct, Services, Skills Bank, Microsystems or Mindscape shall be in default under any of the Deemed Collection Guarantees or any of the Deemed Collection Security Documents;"

     7. Clause (B) of Section 6.2(f) of the Receivables Purchase Agreement is hereby amended by deleting the phrase "sixty (60)" appearing therein and inserting in lieu thereof the phrase "ninety (90)".

     8. (a) Exhibit I of the Receivables Purchase Agreement is hereby amended to add the following new definitions to be set forth in the appropriate places in alphabetical order:


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          "`DIRECT' means TEC Direct, Inc., a Colorado corporation.

          `MICROSYSTEMS' means Microsystems Software, Inc., a Massachusetts corporation.

          `MINDSCAPE' means Mindscape, Inc., a Delaware corporation.

          `PROPERTIES' means Learning Company Properties Inc., a Delaware corporation.

          `SERVICES' means Learning Services Inc., an Oregon corporation.

          `SKILLS BANK' means Skills Bank Corporation, a Maryland corporation."

          (b) Exhibit I of the Receivables Purchase Agreement is hereby further amended by amending and restating the terms "Deemed Collection Guarantee" and "Liquidity Agreement" in their entirety to read, respectively, as follows:

          "`DEEMED COLLECTION GUARANTEE' means those certain guarantees of Seller's obligation to pay Deemed Collection Amounts issued by TLC, TLC Multimedia, Properties, Direct, Services, Skills Bank, Microsystems and Mindscape.

          `LIQUIDITY AGREEMENT' means the Liquidity Agreement of even date herewith, as amended and in effect from time to time, among Purchaser, the Liquidity Banks and Fleet as agent.

          (c) Clause (xviii) of the term "ELIGIBLE RECEIVABLE" in Exhibit I of the Receivables Purchase Agreement is hereby amended by deleting the phrase "two percent (2%)" appearing therein and inserting in lieu thereof the phrase "five percent (5%)".

     9. Article IX of the Receivables Purchase Agreement is hereby amended by adding the following at the end thereof:

          9.13 NON-PETITION. Each party hereto other than the Purchaser hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all indebtedness for borrowed money of the Purchaser, such party will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any state of the United States.



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     10.  Except as specifically amended by this First Amendment, the
Receivables Purchase Agreement is hereby ratified, confirmed and approved. The Receivables Purchase Agreement, as supplemented and amended by this First Amendment shall be construed as one and the same instrument. This First Amendment may be executed in any number of counterparts, each of which counterpart, when so executed, shall be deemed to be an original and such counterparts shall constitute one and the same instrument.

     11. This First Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


                           [Intentionally Left Blank]



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as an instrument under seal by their duly authorized officers as of the date first above written.

                                        SELLER:

                                        THE LEARNING COMPANY FUNDING, INC.

                                        By: /s/ R. Scott Murray
                                            ------------------------------------
                                            Name: R. Scott Murray
                                            Title: Chief Financial Officer

                                        PURCHASER:

                                        LEXINGTON PARKER CAPITAL COMPANY, LLC

                                        By: /s/ Thomas J. Irvin
                                            ------------------------------------
                                            Name: Thomas F. Irvin
                                            Title: Manager

                                        AGENT:

                                        FLEET NATIONAL BANK

                                        By: /s/ Thomas W. Davies
                                            ------------------------------------
                                            Name: Thomas W. Davies
                                            Title: Senior Vice President

                                        SERVICER:

                                        TLC MULTIMEDIA INC.

                                        By: /s/ R. Scott Murray
                                            ------------------------------------
                                            Name: R. Scott Murray
                                            Title: Chief Financial Officer

                                        THE LEARNING COMPANY, INC.

                                        By: /s/ R. Scott Murray
                                            ------------------------------------
                                            Name: R. Scott Murray
                                            Title: Chief Financial Officer